UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2010

Iridium Communications Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33963	26-1344998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1750 Tysons Boulevard

Suite 1400

McLean, VA 22102

(Address of principal executive offices)

703-287-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2010 Annual Meeting of Stockholders held on May 25, 2010, the stockholders of Iridium Communications Inc. (the “Company”) approved each of two matters, as proposed in the proxy materials filed with the Securities and Exchange Commission on April 21, 2010, as follows:

Election of Directors

Robert H. Niehaus, J. Darrel Barros, Scott L. Bok, Thomas C. Canfield, Brigadier Gen. Peter M. Dawkins (Ret.), Matthew J. Desch, Terry L. Jones, Alvin B. Krongard, Steven B. Pfeiffer and Parker W. Rush were elected as directors of the Company to serve until the next annual meeting of stockholders as follows:

	For	Withhold
Robert H. Niehaus	53,827,636	37,936
J. Darrel Barros	53,828,336	37,236
Scott L. Bok	53,841,336	24,236
Thomas C. Canfield	53,832,936	32,636
Brigadier Gen. Peter M. Dawkins (Ret.)	53,830,136	35,436
Matthew J. Desch	53,835,836	29,736
Terry L. Jones	53,830,636	34,936
Alvin B. Krongard	53,833,636	31,936
Steven B. Pfeiffer	53,836,936	28,636
Parker W. Rush	53,840,936	24,636

Ratification of Selection of Independent Auditors

The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 was approved as follows:

For	Against	Abstain	Broker Non-Votes
61,159,031	10,179	13,802	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDIUM COMMUNICATIONS INC.

Date: May 28, 2010	By:	/s/ THOMAS J. FITZPATRICK
		Name:	Thomas J. Fitzpatrick
		Title:	Chief Financial Officer